UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 9, 2009
__________________________

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3190 Tremont Avenue
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Service Agreement with deltathree, Inc.

On October 9, 2009, Ojo Service LLC (“OJO Service”), a subsidiary of WorldGate Communications, Inc. (“WGAT”), entered into a master service agreement (the “D3 Agreement”) with deltathree, Inc. (“D3”).

Pursuant to the D3 Agreement, D3 will provide OJO Service, and OJO Service will purchase from D3, wholesale voice over internet protocol telephony and video services, including providing D3’s operational support systems to OJO Service in the United States.  As discussed in WGAT’s Form 10-Q Report for the quarter ended June 30, 2009, these services will provide OJO Service one of the tools necessary to provide “turn-key” digital video phone services (meaning a complete, ready-to-use digital video phone services solution) directly to end using customers.  OJO Service will pay D3 an activation fee and a monthly subscriber-based fee for each customer of OJO Service that subscribes for the services provided to OJO Service under the D3 Agreement.  The initial term of the D3 Agreement is for a period five years from the date OJO Service begins offering voice over internet protocol telephony and video services to customers.  The term will renew automatically for successive terms of one year each unless either party provides the other party written notice of termination at least 180 days prior to the expiration of the then-current term.  The Agreement can be terminated by either party for cause or upon 180 days notice for convenience.  If OJO Service does not incur charges payable to D3 pursuant to the D3 Agreement of at least $300,000 during the six month period following the date that the first customer of OJO Service is provided voice over internet protocol telephony and video services pursuant to the D3 Agreement, OJO Service will be obligated to pay D3 an amount equal to 33.0% multiplied by the difference between $300,000 and the actual amount of such charges during such six month period.

D3 is majority owned by D4 Holdings, LLC and WGAT is majority owned by WGI Investor LLC.  D4 Holdings, LLC and WGI Investor LLC have common majority ownership and a common manager.  Each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano is a director of D3 and of WGAT and has an indirect ownership interest in D4 Holdings, LLC and WGI Investor LLC.  As a result of these relationships, each of WGI Investor LLC, Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano may be deemed to have a direct or indirect interest in the transactions contemplated by the D3 Agreement.  Due to the preceding facts, the independent members of the board of directors of WGAT separately considered, discussed and approved the D3 Agreement.

Services Agreement with ACN, Inc.

On October 12, 2009, WGAT entered into a Service Agreement (the “ACN Service Agreement”) with ACN, Inc. (“ACN”), pursuant to which ACN will provide to WGAT, and WGAT will provide to ACN, certain services.  No services are currently contemplated to be provided by WGAT to ACN.  The following services are currently contemplated to be provided by ACN to WGAT:

•	Secondment Services. ACN has agreed to second mutually agreed employees of ACN to WGAT on customary terms. At the current time, no employees have been seconded.

•
Use of Equipment. ACN has agreed to provide WGAT with use of an EMI test chamber owned by ACN.  WGAT has agreed to pay ACN a fee of approximately $1,940 per month for 24 months for use of the EMI test chamber.  At the end of the 24 month period, title to the EMI test chamber will transfer to WGAT.  Payment of the fee for the EMI Test Chamber is not due until the later of December 31, 2010 or the date WGAT has sufficient cash generated from operations to pay the outstanding amount of the deferred payments.

•
Administrative and Travel Support.  ACN has agreed to provide to WGAT, as requested by WGAT, administrative and travel support.  The cost for administrative support shall be mutually agreed by the parties as such services are requested.  The cost for travel support is the actual out-of-pocket costs paid by ACN to third parties for travel services requested by WorldGate.  Payment of the costs for administrative and travel support are not due until the later of December 31, 2010 or the date WGAT has sufficient cash generated from operations to pay the outstanding amount of the deferred payments.

•
Real Estate and Operations Services.  ACN has agreed to provide to WGAT, as requested by WGAT, office space, telecommunications and electronic communications services, computer support, recruiting services, tax and regulatory advice, force management and other requested services relating to a telecommunications customer operation center.  The cost for the use of real estate services is the incremental out-of-pocket costs incurred by ACN in order to provide office space to WGAT.  The cost for the use of operations services is the incremental out-of-pocket costs incurred by ACN in order to provide the operations services to WGAT.  Payment of the costs for real estate and operations services are not due until the later of December 31, 2010 or the date WGAT has sufficient cash generated from operations to pay the outstanding amount of the deferred payments.

•
Provisioning of VOIP Communication Devices.  ACN has agreed, through its subsidiary ACN Digital Phone Service, LLC (“ACN DPS”), to provide to OJO Video, a subsidiary of WGAT, the ability to purchase from time to time the Iris 3000 video phone.  The price to be paid by OJO Video for each video phone is the amount incurred by ACN DPS to manufacture the phone without any markup, plus the costs and expenses for shipping and handling.  The purchase price for each video phone is due and payable thirty (30) days after the date of the receipt of the invoice relating to such video phone.  Notwithstanding the foregoing, if OJO Video has paid ACN DPS all outstanding carrying costs contemplated by the next sentence when due, WGAT shall not be in default if OJO Video fails to pay ACN DPS the purchase price for each video phone as contemplated by the prior sentence; provided, however, that OJO Video must pay outstanding invoices, to the extent commercially reasonable, upon OJO Video having sufficient cash generated from operations to pay such outstanding invoiced amounts.  OJO Video will pay ACN DPS a carrying cost of 1% per month applied to the total value in a given month of video phones received by OJO Video and for which OJO Video has not made payment; provided that, the carrying cost will not be applied to video phones within the first 30 days after receipt of the invoice relating to delivery of such video phone, but will apply monthly thereafter until OJO Video has made full payment with respect to such video phone.  ACN DPS will have a purchase money security interest in all video phones received by OJO Video for which OJO Video has not made full payment to ACN DPS.  ACN DPS provided customary warranties to OJO Video regarding the video phones.

WGAT is majority owned by WGI Investor LLC.  The ultimate ownership of WGI Investor LLC includes owners of ACN.  Each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano is a director of WGAT, have an indirect ownership interest in WGI Investor LLC, have an ownership interest in ACN and have a director, officer and/or advisory position with ACN.  As a result of these relationships, each of Robert Stevanovski, Anthony Cassara, David Stevanovski and Gregory Provenzano may be deemed to have a direct or indirect interest in the transactions contemplated by the ACN Service Agreement.  Due to the preceding facts, the independent members of the board of directors of WGAT separately considered, discussed and approved the ACN Service Agreement.

The following documents are incorporated by reference into this Current Report on Form 8-K:

•	the Master Service Agreement, dated October 9, 2009, between Ojo Service LLC and deltathree, Inc., filed as Exhibit 10.1 to this Current Report on Form 8-K; and

•	the Services Agreement, dated October 12, 2009, between ACN, Inc. and WorldGate Communications, Inc., filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On October 16, 2009, WGAT issued a press release announcing the signing of the D3 Agreement.  The press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Master Service Agreement, dated October 9, 2009, between Ojo Service LLC and deltathree, Inc.

10.2	Services Agreement, dated October 12, 2009, between ACN, Inc. and WorldGate Communications, Inc.

99.1	Press Release, dated October 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Dated: October 16, 2009	By:	/s/ Christopher V. Vitale
	Name:	Christopher V. Vitale
	Title:	Senior Vice President, Legal and Regulatory, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Service Agreement, dated October 9, 2009, between Ojo Service LLC and deltathree, Inc.

10.2	Services Agreement, dated October 12, 2009, between ACN, Inc. and WorldGate Communications, Inc.

99.1	Press Release, dated October 16, 2009